                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 19, 2002



                              Hercules Incorporated
             (Exact name of registrant as specified in its charter)

            Delaware                     001-00496                          51-0023450
(State or other jurisdiction of    (Commission File Number)     (IRS Employer Identification Number)
         incorporation)

                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              (Registrant's telephone number, including area code)
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Item 9.           Regulation FD Disclosure.

                  On August 19, 2002, each of William H. Joyce, principal executive officer, and Fred G. Aanonsen, principal financial officer, of Hercules Incorporated ("Hercules") submitted to the Securities and Exchange Commission (the "Commission") sworn statements in accordance with Commission Order No. 4-460 pursuant to Section 21(a) of the Securities and Exchange Act of 1934. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

                  On August 19, 2002, each of William H. Joyce, chief executive officer, and Fred G. Aanonsen, vice president and controller, of Hercules made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Hercules' Quarterly Report on Form 10-Q for the period ending June 30, 2002. A copy of each of these certifications is attached hereto as Exhibits 99.3 and 99.4



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                HERCULES INCORPORATED


August 19, 2002                                 By:  /s/ Israel J. Floyd
                                                     ---------------------------
                                                         Israel J. Floyd
                                                         Corporate Secretary
                                                         and General Counsel



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                                 EXHIBIT INDEX

         99.1 Statement Under Oath of Principal Executive Officer of Hercules Incorporated, dated August 19, 2002, in accordance with Securities and Exchange Commission Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

         99.2 Statement Under Oath of Principal Financial Officer of Hercules Incorporated, dated August 19, 2002, in accordance with Securities and Exchange Commission Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

         99.3 Certification of Chief Executive Officer of Hercules Incorporated, dated August 19, 2002, in accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.4 Certification of Vice President and Controller of Hercules Incorporated, dated August 19, 2002, in accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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